EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND
Supplement to Prospectus dated April 12, 2018 and Prospectus Supplement dated April 12, 2018

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Fund’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On October 25, 2018 the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $10.82, $10.38 and 4.24%, respectively. As of October 25, 2018, we had 107,399,470 Common Shares outstanding and net assets of approximately $1,114,533,864.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $10.82 per share for our Common Shares on the NYSE as of October 25, 2018, we estimate that the net proceeds of this offering will be approximately $68,618,827 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

October 26, 2018